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                                                                  Exhibit 99.1




    CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
          RELATING TO A PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS


      I, Marc D. Olin, Chief Executive Officer, and I, Joseph J. Whang, Chief Financial Officer, of Printcafe Software, Inc., a Delaware corporation, hereby certify that:

      (a) The Company's periodic report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Form 10-Q"), fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934, as amended; and

      (b) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      * * *


CHIEF EXECUTIVE OFFICER                     CHIEF FINANCIAL OFFICER


/s/ Marc D. Olin                            /s/Joseph J. Whang
------------------------------            ----------------------------
Marc D. Olin                              Joseph J. Whang

Date: August 14, 2002                     Date: August 14, 2002